Exhibit 99.2

Stoneridge

First-Quarter 2019 Results

May 2, 2019

Forward-Looking Statements

Statements in this presentation that are not historical facts are forward-looking statements, which involve risks and uncertainties that could cause actual events or results to differ materially from those expressed or implied by the statements. Important factors that may cause actual results to differ materially from those in the forward-looking statements include, among other factors, the loss or bankruptcy of a major customer; the costs and timing of facility closures, business realignment or similar actions; a significant change in commercial vehicle, automotive, agricultural and off-highway vehicle production; our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; a significant change in general economic conditions in any of the various countries in which Stoneridge operates; labor disruptions at Stoneridge's facilities or at any of Stoneridge's significant customers or suppliers; the ability of suppliers to supply Stoneridge with parts and components at competitive prices on a timely basis; the amount of Stoneridge's indebtedness and the restrictive covenants contained in the agreements governing its indebtedness, including its revolving credit facility; customer acceptance of new products; capital availability or costs, including changes in interest rates or market perceptions; the failure to achieve successful integration of any acquired company or business; the occurrence or non-occurrence of circumstances beyond Stoneridge's control; and the items described in "Risk Factors" and other uncertainties or risks discussed in Stoneridge's periodic and current reports filed with the Securities and Exchange Commission.

Important factors that could cause the performance of the commercial vehicle and automotive industry to differ materially from those in the forward-looking statements include factors such as (1) continued economic instability or poor economic conditions in the United States and global markets, (2) changes in economic conditions, housing prices, foreign currency exchange rates, commodity prices, including shortages of and increases or volatility in the price of oil, (3) changes in laws and regulations, (4) the state of the credit markets, (5) political stability, (6) international conflicts and (7) the occurrence of force majeure events.

These factors should not be construed as exhaustive and should be considered with the other cautionary statements in Stoneridge's filings with the Securities and Exchange Commission.

Forward-looking statements are not guarantees of future performance; Stoneridge's actual results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates may differ materially from those described in or suggested by the forward-looking statements contained in this presentation. In addition, even if Stoneridge's results of operations, financial condition and liquidity, and the development of the industry in which Stoneridge operates are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods.

This presentation contains time-sensitive information that reflects management's best analysis only as of the date of this presentation. Any forward-looking statements in this presentation speak only as of the date of this presentation, and Stoneridge undertakes no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Stoneridge does not undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

Overview of Achievements

Overview of Q1 2019

- ✓ Announced divestiture of non-core switches and connectors product lines to Standard Motor Products, Inc.
- ✓ Maintaining previously provided full-year 2019 guidance less the impact of divested business
  - ✓ Expected to be accretive to operating margin in 2020
- ✓ Stoneridge 2020 initiatives remain on-track for completion in 2020
- ✓ MirrorEye retrofit rollout remains on-track for Q2 / Q3 rollout and ramp-up through end of 2019
  - ✓ OEM sourcing decision expected in Q2 and additional decisions expected by end of 2019 / beginning of 2020

Q1 2019 Financial Performance

	Reported	Adjusted
Sales	$218.3 million	--
Gross Profit	$60.9 million	$62.1 million
Operating Income	$11.7 million	$16.1 million
Tax Rate	16.0%	18.8%
EPS	$0.33	$0.44
EBITDA	--	$24.1 million

2019 Adjusted Full-Year Guidance

	2019 Guidance *Previously Provided*	Impact of Divestiture	2019 Guidance *Reflects Recent Divestiture*
Sales	**$855 - $875 million**	**$15 - $20 million**	**$835 - $860 million**
Adj. Gross Margin	29.5% - 31.0%	50 bps	29.0% - 30.5%
Adj. Operating Margin	7.75% - 8.75%	50 - 75 bps	7.0% - 8.25%
Adj. Tax Rate	20.0% - 25.0%	--	20.0% - 25.0%
Adj. EPS	**$1.70 - $1.90**	**$0.15 - $0.20**	**$1.53 - $1.72**
Adj. EBITDA Margin	11.75% - 12.75%	75 bps	11.0% - 12.0%

Financial Summary

Stoneridge

$'s in USD Millions

	Quarterly Comparison			Trailing Twelve Months		
	Q1 2018	Q4 2018	Q1 2019	TTM Q1 2018	TTM Q1 2019	
Sales	$225.9	$210.8	$218.3	$846.1	$858.6	+1%
Adjusted Gross Profit	$68.0 30.1%	$58.8 27.9%	$62.1 28.4%	$255.6 30.2%	$251.6 29.3%	(2%)
Adjusted Operating Income	$18.0 8.0%	$14.3 6.8%	$16.1 7.4%	$67.5 8.0%	$69.3 8.1%	+3%
Adjusted EBITDA	$26.9 11.9%	$22.9 10.9%	$24.1 11.0%	$98.9 11.7%	$100.5 11.7%	+2%
Adjusted EPS	$0.50	$0.47	$0.44	$1.70	$1.94	+14%

Remain focused on continuous improvement initiatives and overcoming externalities to drive sustainable, profitable growth

Stoneridge 2020 Update

	Stoneridge 2020 Initiatives	Status
CONTROL DEVICES	• Drive operational efficiency • Grow core product portfolio • Complete review of strategic alternatives of non-core switches and connectors business • Manage exit of Canton, MA facility	✓ 140 bps improvement in operating margin Q4 2018 to Q1 2019 ✓ Excluding Shift-by-Wire, growth of 4.7% in the trailing twelve month period ✓ Completed divestiture of non-core switches and connectors product lines ✓ Announced exit of Canton, MA facility
ELECTRONICS	• Drive advanced technology development • Capture MirrorEye retrofit opportunities • Complete review of strategic alternatives of non-core products	✓ Additional investment in engineering related to growth technologies in 2019 ✓ MirrorEye retrofit program rolling out end of Q2 / beginning of Q3 2019 ✓ Review of strategic alternatives for non-core products on-going
PST ELETRÔNICA	• Grow local OEM capabilities • Maintain efficient, flexible cost structure to respond to macroeconomic conditions • Leverage low-cost, existing engineering capabilities globally	✓ Announced local OEM awards of $17 million peak annual revenue ✓ 220 bps improvement quarter-over-quarter

Significant progress on Stoneridge 2020 initiatives
Remain on-track for completion in 2020

Summary of Transaction

- On April 1, 2019 Stoneridge sold product lines and assets related to certain non-core switches and connectors to Standard Motor Products, Inc. (SMP) for approximately $40 million
  - The divested product lines generated approximately $45 million of revenue in 2018
- Stoneridge will retain and recognize approximately $5 million in value related to retained net working capital assets of the Business
- Stoneridge will retain the Canton, Massachusetts manufacturing facility which has a $3.5 million net book value
- As part of divestiture, Stoneridge will support the transition of the business through a contract manufacturing agreement, transition services agreement and supply agreement with SMP
  - Stoneridge expects to contract manufacture divested product lines for SMP through end of Q3 2019
  - Stoneridge expects to provide transition services (accounting, finance, IT, etc.) through early 2020
  - Stoneridge expects to supply certain components to SMP for 1-2 years to support divested products
- Divestiture completes strategic review of Control Devices' switches and connectors portfolio

Divestiture of non-core switches and connectors products and subsequent closure of Canton, MA facility improves margin in 2020, reduces complexity and focuses Control Devices on growth products

- **Fleet evaluations on-going**
  - 15 fleet evaluation agreements in place
  - Total fleet size of signed evaluations >100k vehicles
  - Expecting rollout end of Q2 / beginning of Q3 2019
- **Installation and service network expanding with Velociti to address expected demand with rollout**
  - National installation capabilities in-place
- **Global commercial vehicle OEMs**
  - One global OEM has estimated a sourcing decision in Q2 2019
  - Two global OEMs have estimated a sourcing decision by the end of 2019 / early 2020


INNOVATION TRUCK
THE VIEW


Conventional Mirrors - NIGHT


With Stoneridge MirrorEye - NIGHT

MirrorEye retrofit rollout expected Q2 / Q3 ramping-up through the end of 2019
Global commercial vehicle OEMs expected to announce sourcing decisions in 2019 / early 2020

Summary

Stoneridge

- Divestiture of non-core switches and connectors product lines facilitates the closure of our Canton, MA manufacturing facility, reduces complexity and allows us to focus on core growth technologies for Control Devices
  - Maintaining previously provided full-year 2019 guidance less the impact of divested business
- We continue to transform the organization while delivering consistent financial performance improvement keeping us on-track to complete our Stoneridge 2020 initiatives
- MirrorEye retrofit rollout remains on-track for Q2 / Q3. Expecting additional OEM sourcing decisions in 2019 / early 2020.

Driving shareholder value through strong financial performance and a well defined long-term strategy

Financial Update

Stoneridge

1st Quarter 2019 Financial Results

- Sales of $218.3 million, a decrease of 3% over Q1 2018
  - Control Devices sales of $112.0 million a decrease of 5% over Q1 2018
  - Electronics sales of $99.6 million, a decrease of 1% over Q1 2018
  - PST sales of $17.3 million, a decrease of 16% over Q1 2018
- Adjusted operating income of $16.1 million (7.4% adjusted operating margin), a decrease of 11% over Q1 2018
  - Control Devices adjusted operating income of $14.7 million (13.1% adjusted operating margin), a decrease of 18% over Q1 2018
  - Electronics adjusted operating income of $9.2 million (9.3% adjusted operating margin), an increase of 12% over Q1 2018
  - PST adjusted operating income of $1.1 million (6.6% adjusted operating margin), an increase of 26% over Q1 2018

2019 Adjusted Full-Year Guidance

	2019 Guidance *Previously Provided*	Impact of Divestiture	2019 Guidance *Reflects Recent Divestiture*
Sales	**$855 - $875 million**	**$15 - $20 million**	**$835 - $860 million**
Adj. Gross Margin	29.5% - 31.0%	50 bps	29.0% - 30.5%
Adj. Operating Margin	7.75% - 8.75%	50 - 75 bps	7.00% - 8.25%
Adj. Tax Rate	20.0% - 25.0%	--	20.0% - 25.0%
Adj. EPS	**$1.70 - $1.90**	**$0.15 - $0.20**	**$1.53 - $1.72**
Adj. EBITDA Margin	11.75% - 12.75%	75 bps	11.0% - 12.0%

Control Devices Financial Performance

Stoneridge

Control Devices Overview

- Continued ramp-down of shift-by-wire reduced revenue by $6.7 million in Q1 and $27.6 million in the trailing twelve month (TTM) period. Excluding shift-by-wire, the base portfolio grew by 1.0% in Q1 and 4.7% over the TTM period.
- 140 bps of operating margin improvement relative to Q4 2018 due to reduced quality related expenses and improved operational efficiency
  - Continued ramp-down of shift-by-wire in Q2 expected to reduce operating margin before operating efficiencies expected to improve margin in the second half of the year



$'s in USD Millions
Q1 2018 vs Q1 2019
Q4 2018 vs Q1 2019
Trailing Twelve Months
Sales
$117.5
$112.0
Q1 2018
Q1 2019
$109.7
$112.0
Q4 2018
Q1 2019
$450.5
$444.1
TTM Q1 2018
TTM Q1 2019
Adjusted Operating Income*
$17.9
$14.7
15.2%
13.1%
Q1 2018
Q1 2019
$12.9
$14.7
11.7%
13.1%
Q4 2018
Q1 2019
$71.4
$61.1
15.8%
13.8%
TTM Q1 2018
TTM Q1 2019

Positioned for future growth
Continued focus on operational improvement expected to drive margin improvement in 2019

Electronics
Financial Performance

Stoneridge

Electronics Overview

- The impact of currency exchange rates reduced revenue by $8.6 million relative to Q1 2018. Revenue growth of 7.7% excluding the impact of currency conversion.
  - North American and European production remains robust while Orlaco continues to outperform
- Operating margin improved by 110 bps relative to Q1 2018 and 130 bps in the trailing twelve months
  - Ramp-up of engineering expenses in the second quarter expected to reduce margin before MirrorEye retrofit in Q3 and Q4 expected to drive improvement

$'s in USD Millions



Q1 2018 vs Q1 2019
Trailing Twelve Months
Sales
$100.5
$99.6
Q1 2018
Q1 2019
$347.2
$380.9
TTM Q1 2018
TTM Q1 2019
Adjusted Operating Income*
$8.2
$9.2
8.2%
9.3%
Q1 2018
Q1 2019
$25.5
$33.2
7.4%
8.7%
TTM Q1 2018
TTM Q1 2019

10% Revenue growth over the past twelve months
Expecting continued revenue growth and margin improvement

PST Overview

- Revenue remained flat excluding the impact of foreign currency conversion. Impact of foreign currency conversion reduced revenue by $3.3 million relative to Q1 2018.
- Despite revenue decline of $3.2 million, operating income improved by $200k while operating margin improved by 220 bps quarter-over-quarter
  - PST is managing macroeconomic environment to increase operating income and significantly improve operating margin

$'s in USD Millions

	Q1 2018 vs Q1 2019	Trailing Twelve Months
Sales		
Adjusted Operating Income*		

$20.5
$17.3
Q1 2018
Q1 2019

$94.0
$77.0
TTM Q1 2018
TTM Q1 2019

$0.9
$1.1
4.4%
6.6%
Q1 2018
Q1 2019

$5.6
$5.3
6.0%
6.9%
TTM Q1 2018
TTM Q1 2019

Continued operating margin improvement despite significant currency headwinds

Stoneridge

- **Maintaining previously provided 2019 guidance, less the full-year impact of the divestiture**
- Revenue expected to be split 50% / 50% 1st half / 2nd half
  - Q2 revenue expected to be lowest quarter of the year due to continued ramp-down of shift-by-wire
- Operating margin guidance adjusted only for the impact of the divestiture
  - Additional engineering expenses expected in Q2
  - 2nd half margin expected to improve due to product mix, including MirrorEye, and operational improvements

Previously Provided
2019 Adjusted Operating Margin Cadence



11%
10%
9%
8%
7%
6%
5%
Adj. Operating Income Margin Range
7.4%
6.5% - 7.5%
9.0% - 10.0%
2019 Q1 Actual
2019 1st Half
2019 2nd Half

Post-Divestiture
2019 Adjusted Operating Margin Cadence



11%
10%
9%
8%
7%
6%
5%
Adj. Operating Income Margin Range
7.4%
6.0% - 7.0%
8.25% - 9.25%
2019 Q1 Actual
2019 1st Half
2019 2nd Half

Revenue expected to be evenly split between 1st half and 2nd half
Operating margin guidance adjusted only for the impact of divestiture

Capital Structure / Share Repurchase Update

Stoneridge

- Divestiture increases available cash by approximately $40 million
  - Post-divestiture net debt / adjusted EBITDA ~0.0x
- We will continue to utilize our capital to maximize shareholder return
- Stoneridge's Board of Directors authorized the repurchase of up to approximately 5% of its common shares ($50 million) over an 18 month period in October 2018*
- We expect to execute our share repurchase program within the authorized timeframe



Net Debt and Leverage Ratio
Cash
Net Debt
$84
$33
$129
$63
$99
$17
$93
$40
$53
2016
2017
2018
Q1 2019
Post Divestiture**
0.5x
0.7x
0.2x
0.4x
0.0x
Net Debt / Adjusted EBITDA

We will continue to utilize our available capital to maximize shareholder return
We expect to execute our share repurchase program within the authorized timeframe

*Based on stock price and market capitalization as of April 29, 2019 and authorization of $50 million share repurchase program by the Board of Directors
** Net debt and leverage post-transaction as of April 5, 2019

2019 Q1 Summary

- Control Devices – Excluding Shift-by-Wire, Control Devices sales increased by $1.2 million (1.0%) over Q1 2018. Adjusted operating margin of 140 bps over Q4 2018.
- Electronics – Continued strong revenue growth offset by unfavorable currency impact. Adjusted operating margin improvement of 110 bps over Q1 2018.
- PST – Unfavorable currency impact driving reduced revenue. Adjusted operating margin improvement of 220 bps over Q1 2018.

2019 Outlook and Guidance

- **Maintaining previously provided full-year 2019 guidance less the impact of divested business**
- **Midpoint revenue guidance of $847.5 million**
  - Divested business accounted for ~$45 million of sales in 2018. Reducing midpoint of guidance by $15 - $20 million to account for divestiture offset by contract manufacturing, transition service and supply agreements signed as part of divestiture.
- **Midpoint adjusted EPS guidance of $1.625 per share**
  - Reducing midpoint EPS guidance by $0.175 ($0.15 – $0.20) due to divestiture
- **Divested business and Canton closure expected to reduce 2020 revenue by ~$45 million and EPS by ($0.05) – $0.00. Expected to improve consolidated operating margin in 2020.**

Driving shareholder value through strong financial performance and a well defined long-term strategy

Appendix

Stoneridge

2019 Q1 Adjustments

Adjustment	Expected Q1 2019 After-Tax Impact *(USD millions)*	Expected Q1 2019 After-Tax EPS Impact
Earn-out (PST)	$0.5	$0.02
Business Realignment Costs	$0.9	$0.03
Gain in Fair Value of Equity Investment	($0.0)	($0.00)
Restructuring Costs	$2.1	$0.07
Impact of State Tax Valuation Allowance Release	($0.2)	($0.01)
Total	**$3.2**	**$0.11**

Adjustments

- The change in the fair value of the earn-out related to the acquisition of the remaining 26% minority interest in PST was $0.5 million
- Expenses related to certain business realignment costs. The after-tax impact of this adjustment was $0.9 million.
- The change in the fair value of certain equity investments was ($0.0) million.
- Expenses related to certain restructuring costs. The after-tax impact of this adjustment was $2.1 million.
- Impact of state tax valuation allowance release of ($0.2) million.

Income Statement

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three months ended March 31 (in thousands, except per share data)	2019	2018
Net sales	$ 218,297	$ 225,930
Costs and expenses:		
Cost of goods sold	157,444	157,961
Selling, general and administrative	35,910	37,261
Design and development	13,244	13,861
Operating income	11,699	16,847
Interest expense, net	1,003	1,354
Equity in earnings of investee	(364)	(521)
Other income, net	(432)	(599)
Income before income taxes	11,492	16,613
Provision for income taxes	1,835	3,233
Net income	$ 9,657	$ 13,380
Earnings per share:		
Basic	$ 0.34	$ 0.47
Diluted	$ 0.33	$ 0.46
Weighted-average shares outstanding:		
Basic	28,529	28,249
Diluted	29,085	28,936

Segment Financial Information

Stoneridge

Three months ended March 31,	2019	2018
Net Sales:		
Control Devices	$ 110,119	$ 115,357
Inter-segment sales	1,861	2,181
Control Devices net sales	111,980	117,538
Electronics	90,846	90,028
Inter-segment sales	8,722	10,472
Electronics net sales	99,568	100,500
PST	17,332	20,545
Inter-segment sales	6	2
PST net sales	17,338	20,547
Eliminations	(10,589)	(12,655)
Total net sales	$ 218,297	$ 225,930
Operating Income (Loss):		
Control Devices	$ 11,948	$ 17,879
Electronics	9,031	7,880
PST	670	150
Unallocated Corporate	(9,950)	(9,062)
Total operating income	$ 11,699	$ 16,847
Depreciation and Amortization:		
Control Devices	$ 3,094	$ 2,795
Electronics	2,397	2,291
PST	1,525	2,505
Unallocated Corporate	213	197
Total depreciation and amortization	$ 7,229	$ 7,788
Interest Expense, net:		
Control Devices	$ 182	$ 19
Electronics	56	34
PST	108	338
Unallocated Corporate	657	963
Total interest expense, net	$ 1,003	$ 1,354
Capital Expenditures:		
Control Devices	$ 3,492	$ 5,746
Electronics	3,738	2,773
PST	819	1,259
Unallocated Corporate	635	727
Total capital expenditures	$ 8,684	$ 10,505

Balance Sheet

Stoneridge

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)		March 31, 2019		December 31, 2018
		(Unaudited)		
ASSETS				
Current assets:				
Cash and cash equivalents	$	53,086	$	81,092
Accounts receivable, less reserves of $1,430 and $1,243, respectively		155,734		139,076
Inventories, net		92,162		79,278
Prepaid expenses and other current assets		22,434		20,731
Total current assets		323,416		320,177
Long-term assets:				
Property, plant and equipment, net		114,322		112,213
Intangible assets, net		59,471		62,032
Goodwill		35,899		36,717
Operating lease right-of-use asset		19,226		-
Investments and other long-term assets, net		29,929		28,380
Total long-term assets		258,847		239,342
Total assets	$	582,263	$	559,519
LIABILITIES AND SHAREHOLDERS' EQUITY				
Current liabilities:				
Current portion of debt	$	1,013	$	1,533
Accounts payable		102,564		87,894
Accrued expenses and other current liabilities		53,172		57,880
Total current liabilities		156,749		147,307
Long-term liabilities:				
Revolving credit facility		91,000		96,000
Long-term debt, net		846		983
Deferred income taxes		14,511		14,895
Operating lease long-term liability		14,858		-
Other long-term liabilities		16,541		17,068
Total long-term liabilities		137,756		128,946
Shareholders' equity:				
Preferred Shares, without par value, 5,000 shares authorized, none issued		-		-
Common Shares, without par value, 60,000 shares authorized, 28,966 and 28,966 shares issued and 28,695 and 28,488 shares outstanding at March 31, 2019 and December 31, 2018, respectively, with no stated value		-		-
Additional paid-in capital		232,127		231,647
Common Shares held in treasury, 271 and 478 shares at March 31, 2019 and December 31, 2018, respectively, at cost		(10,763)		(8,880)
Retained earnings		155,908		146,251
Accumulated other comprehensive loss		(89,514)		(85,752)
Total shareholders' equity		287,758		283,266
Total liabilities and shareholders' equity	$	582,263	$	559,519

Statement of Cash Flows

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Three months ended March 31, (in thousands)	2019	2018
OPERATING ACTIVITIES:		
Net income	$ 9,657	$ 13,380
Adjustments to reconcile net income to net cash provided by (used for) operating activities:		
Depreciation	5,697	6,061
Amortization, including accretion of deferred financing costs	1,613	1,807
Deferred income taxes	(2,979)	(243)
Earnings of equity method investee	(364)	(521)
Gain on fixed assets	(1)	-
Share-based compensation expense	1,548	1,404
Tax benefit related to share-based compensation expense	(656)	(830)
Change in fair value of earn-out contingent consideration	469	904
Change in fair value of venture capital fund	(16)	-
Changes in operating assets and liabilities, net of effect of business combination:		
Accounts receivable, net	(17,821)	(14,821)
Inventories, net	(13,655)	(4,694)
Prepaid expenses and other assets	(660)	(3,647)
Accounts payable	16,395	7,841
Accrued expenses and other liabilities	(4,836)	3,030
Net cash provided by (used for) operating activities	(5,609)	9,671
INVESTING ACTIVITIES:		
Capital expenditures	(8,684)	(10,505)
Proceeds from sale of fixed assets	1	9
Insurance proceeds for fixed assets	-	1,403
Investment in venture capital fund	(400)	-
Net cash used for investing activities	(9,083)	(9,093)

Stoneridge

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

Three months ended March 31, (in thousands)	2019	2018
FINANCING ACTIVITIES:		
Revolving credit facility borrowings	-	5,000
Revolving credit facility payments	(5,000)	(10,000)
Proceeds from issuance of debt	34	155
Repayments of debt	(690)	(1,378)
Earn-out consideration cash payment	(3,394)	-
Other financing costs	(2)	-
Repurchase of Common Shares to satisfy employee tax withholding	(2,945)	(3,713)
Net cash used for financing activities	(11,997)	(9,936)
Effect of exchange rate changes on cash and cash equivalents	(1,317)	759
Net change in cash and cash equivalents	(28,006)	(8,599)
Cash and cash equivalents at beginning of period	81,092	66,003
Cash and cash equivalents at end of period	$ 53,086	$ 57,404
Supplemental disclosure of cash flow information:		
Cash paid for interest	$ 1,109	$ 1,438
Cash paid for income taxes, net	$ 3,327	$ 5,056

Reconciliations to US GAAP

Stoneridge

This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non-GAAP financial measures is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non-GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Gross Profit

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
Gross Profit	$ 63.4	$ 62.6	$ 61.0	$ 68.0	$ 255.0	$ 67.4	$ 63.3	$ 58.0	$ 60.9	$ 249.5
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco	0.7				0.7					
Add: Pre-Tax Restructuring Costs									1.3	1.3
Add: Pre-Tax Business Realignment Costs								0.8		0.8
Adjusted Gross Profit	$ 64.1	$ 62.6	$ 61.0	$ 68.0	$ 255.6	$ 67.4	$ 63.3	$ 58.8	$ 62.1	$ 251.6

Reconciliation of Adjusted Operating Income

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
Operating Income	$ 15.7	$ 13.3	$ 13.2	$ 16.8	$ 59.1	$ 19.2	$ 18.3	$ 12.7	$ 11.7	$ 61.9
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco	0.7				0.7					-
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)	2.1	1.8	0.9	0.4	5.2					-
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)	0.2	0.5	1.9	0.5	3.1	0.5	0.5	(1.7)	0.5	(0.2)
Less: Pre-Tax Gain in Fair Value of Equity Investment									(0.0)	(0.0)
Add: Pre-Tax Restructuring Costs									2.8	2.8
Add: Pre-Tax Business Realignment Costs			1.2	0.2	1.4	0.4	(0.1)	3.4	1.1	4.9
Less: Pre-Tax PP&E Gain on Insurance Proceeds			(1.9)		(1.9)					
Adjusted Operating Income	$ 18.7	$ 15.6	$ 15.3	$ 18.0	$ 67.5	$ 20.1	$ 18.7	$ 14.3	$ 16.1	$ 69.3

Reconciliation of Adjusted EBITDA

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
Income Before Tax	$ 14.1	$ 11.9	$ 12.9	$ 16.6	$ 55.4	$ 18.9	$ 16.8	$ 12.7	$ 11.5	$ 59.9
Interest expense, net	1.5	1.5	1.3	1.4	5.7	1.2	1.2	1.0	1.0	4.4
Depreciation and amortization	7.1	7.1	7.3	7.8	29.3	7.1	7.1	7.4	7.2	28.8
EBITDA	$ 22.7	$ 20.5	$ 21.5	$ 25.8	$ 90.4	$ 27.2	$ 25.0	$ 21.2	$ 19.7	$ 93.1
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco	0.7				0.7					
Add: Pre-Tax Transaction Costs Adjustment (Orlaco)										
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)	2.1	1.8	0.9	0.4	5.2					
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)	0.2	0.5	1.9	0.5	3.1	0.5	0.5	(1.7)	0.5	(0.2)
Less: Pre-Tax Gain in Fair Value of Equity Investment									(0.0)	(0.0)
Add: Pre-Tax Restructuring Costs									2.8	2.8
Add: Pre-Tax Business Realignment Costs			1.2	0.2	1.4	0.4	(0.1)	3.4	1.1	4.9
Less: Pre-Tax PP&E Gain on Insurance Proceeds			(1.9)		(1.9)					
Adjusted EBITDA	$ 25.7	$ 22.8	$ 23.5	$ 26.9	$ 98.9	$ 28.1	$ 25.4	$ 22.9	$ 24.1	$ 100.5

Reconciliations to US GAAP

Stoneridge

Reconciliation of Control Devices Adjusted Operating Income

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
Control Devices Operating Income	**$ 19.9**	**$ 16.2**	**$ 17.3**	**$ 17.9**	**$ 71.4**	**$ 17.2**	**$ 16.3**	**$ 12.9**	**$ 11.9**	**$ 58.3**
Add: Pre-Tax Restructuring Costs									2.2	2.2
Add: Pre-Tax Business Realignment Costs						0.1			0.5	0.6
Control Devices Adjusted Operating Income	**$ 19.9**	**$ 16.2**	**$ 17.3**	**$ 17.9**	**$ 71.4**	**$ 17.3**	**$ 16.3**	**$ 12.9**	**$ 14.7**	**$ 61.1**

Reconciliation of Electronics Adjusted Operating Income

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
Electronics Operating Income	**$ 2.8**	**$ 4.9**	**$ 4.9**	**$ 7.9**	**$ 20.4**	**$ 8.3**	**$ 9.0**	**$ 3.1**	**$ 9.0**	**$ 29.4**
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco	0.7				0.7					
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)	2.1	1.8	0.9	0.4	5.2					
Add: Pre-Tax Restructuring Costs									0.2	0.2
Add: Pre-Tax Business Realignment Costs			1.2		1.2	0.3	(0.1)	3.4		3.6
Less: Pre-Tax PP&E Gain on Insurance Proceeds			(1.9)		(1.9)					
Electronics Adjusted Operating Income	**$ 5.6**	**$ 6.7**	**$ 5.0**	**$ 8.2**	**$ 25.5**	**$ 8.6**	**$ 8.9**	**$ 6.5**	**$ 9.2**	**$ 33.2**

Reconciliation of PST Adjusted Operating Income

(USD in millions)	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	TTM Q1 2019
PST Operating Income	**$ 1.1**	**$ 1.0**	**$ (0.1)**	**$ 0.2**	**$ 2.2**	**$ 0.7**	**$ 0.7**	**$ 3.4**	**$ 0.7**	**$ 5.5**
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)	0.2	0.5	1.9	0.5	3.1	0.5	0.5	(1.7)	0.5	(0.2)
Add: Pre-Tax Business Realignment Costs				0.2	0.2					
PST Adjusted Operating Income	**$ 1.3**	**$ 1.5**	**$ 1.9**	**$ 0.9**	**$ 5.6**	**$ 1.3**	**$ 1.2**	**$ 1.7**	**$ 1.1**	**$ 5.3**

Reconciliations to US GAAP

Reconciliation of Q1 2018 Adjusted EPS

(USD in millions)	Q1 2018	Q1 2018 EPS
Net Income	**$ 13.4**	**$ 0.46**
Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco)	0.4	0.01
Add: After-Tax Step-Up in Fair Value of Earn-Out (PST)	0.5	0.02
Add: After-Tax Business Realignment Costs	0.2	0.01
Adjusted Net Income	**$ 14.4**	**$ 0.50**

Reconciliation of Q4 2018 Adjusted EPS

(USD in millions)	Q4 2018	Q4 2018 EPS
Net Income	**$ 12.1**	**$ 0.42**
Add: After-Tax Step-Up in Fair Value of Earn-Out (PST)	(1.7)	(0.06)
Less: After-Tax Impact of US Tax Cut and Jobs Act	0.7	0.02
Add: After-Tax Business Realignment Costs	2.7	0.09
Adjusted Net Income	**$ 13.8**	**$ 0.47**

Reconciliation of Q1 2019 Adjusted EPS

(USD in millions)	Q1 2019	Q1 2019 EPS
Net Income	**$ 9.7**	**$ 0.33**
Add: After-Tax Step-Up in Fair Value of Earn-Out (PST)	0.5	0.02
Less: After-Tax Gain in Fair Value of Equity Investment	(0.0)	(0.00)
Add: After-Tax Restructuring Costs	2.1	0.07
Less: After-Tax Impact of State Tax Valuation Allowance Release	(0.2)	(0.01)
Add: After-Tax Business Realignment Costs	0.9	0.03
Adjusted Net Income	**$ 12.9**	**$ 0.44**

Reconciliations to US GAAP

Stoneridge

Reconciliation of TTM Q1 2019 Adjusted EPS

(USD in millions)	TTM Q1 2019	TTM Q1 2019 EPS
Net Income	**$ 50.1**	**$ 1.73**
Add: After-Tax Step-Up in Fair Value of Earn-Out (PST)	(0.2)	(0.01)
Less: After-Tax Gain in Fair Value of Equity Investment	(0.0)	(0.00)
Add: After-Tax Restructuring Costs	2.1	0.07
Less: After-Tax Impact of State Tax Valuation Allowance Release	(0.2)	(0.01)
Less: After-Tax Impact of US Tax Cut and Jobs Act	0.6	0.02
Add: After-Tax Business Realignment Costs	3.8	0.13
Adjusted Net Income	**$ 56.2**	**$ 1.94**

Reconciliation of TTM Q1 2018 Adjusted EPS

(USD in millions)	TTM Q1 2018	TTM Q1 2018 EPS
Net Income	**$ 49.4**	**$ 1.71**
Add: After-Tax Step-Up in Acquired Inventory from Orlaco	0.7	0.02
Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco)	5.2	0.18
Add: After-Tax Step-Up in Fair Value of Earn-Out (PST)	3.1	0.11
Add: After-Tax Business Realignment Costs	1.4	0.04
Less: After-Tax Impact of US Tax Cut and Jobs Act	(9.1)	(0.31)
Less: After-Tax PP&E Gain on Insurance Proceeds	(1.9)	(0.05)
Adjusted Net Income	**$ 48.8**	**$ 1.70**

Reconciliations to US GAAP

Stoneridge

Reconciliation of Adjusted Tax Rate

(USD in millions)		Q1 2019
Income Before Tax	**$**	**11.5**
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)		0.5
Less: Pre-Tax Gain in Fair Value of Equity Investment		(0.0)
Add: Pre-Tax Restructuring Costs		2.8
Add: Pre-Tax Business Realignment Costs		1.1
Adjusted Income Before Tax	**$**	**15.8**
Income Tax Provision	**$**	**1.8**
Add: Tax Impact From Pre-Tax Adjustments		0.9
Add: After-Tax Impact of State Tax Valuation Allowance Release		0.2
Adjusted Income Tax Provision	**$**	**3.0**
Adjusted Tax Rate		**18.8%**